Exhibit 99.1

Second Quarter 2005 Supplemental Financial Report

Some of the enclosed information presented in this supplemental and on the Company’s July 26, 2005 conference call is forward-looking in nature, including information concerning project development timing and investment amounts. Although the information is based on Kilroy Realty Corporation’s current expectations, actual results could vary from expectations stated here. Numerous factors will affect Kilroy Realty Corporation’s actual results, some of which are beyond its control. These include the timing and strength of regional economic growth, the strength of commercial and industrial real estate markets, competitive market conditions, future interest rate levels and capital market conditions. You are cautioned not to place undue reliance on this information, which speaks only as of the date of this report. Kilroy Realty Corporation assumes no obligation to update publicly any forward-looking information, whether as a result of new information, future events or otherwise, except to the extent it is required to do so in connection with its ongoing requirements under Federal securities laws to disclose material information. For a discussion of important risks related to Kilroy Realty Corporation’s business, and an investment in its securities, including risks that could cause actual results and events to differ materially from results and events referred to in the forward-looking information, see the discussion under the caption “Business Risks” in Kilroy Realty Corporation’s annual report on Form 10-K for the year ended December 31, 2004. In light of these risks, uncertainties and assumptions, the forward-looking events contained in this supplemental information and on the Company’s July 26, 2005 conference call might not occur.

Kilroy Realty Corporation

Second Quarter 2005 Supplemental Financial Report

Table of Contents

Page
Corporate Data and Financial Highlights
Company Background	1
Financial Highlights	2
Common Stock Data	3
Consolidated Balance Sheets	4
Consolidated Statements of Operations	5
Funds From Operations and Funds Available for Distribution	6

Portfolio Data
Same Store Analysis	7
Stabilized Portfolio Occupancy Overview	8-11
Leasing Activity	12
Stabilized Portfolio Capital Expenditures	13
Lease Expiration Summary and Lease Expirations by Region	14-17
Top Ten Office and Top Ten Industrial Tenants	18
Summary of Tenants Representing 5.0% or Greater of Annual Base Rental Revenue	19
Acquisitions	20
Dispositions and Properties Held for Sale	21

Development
Stabilized Development Projects	22
In-Process and Committed Development and Redevelopment Projects	23
Future Development Pipeline	24

Debt and Capitalization Data
Capital Structure	25
Debt Analysis	26-27

Non-GAAP Supplemental Measures	28-32

Kilroy Realty Corporation

Second Quarter 2005 Supplemental Financial Report

Company Background

Kilroy Realty Corporation (NYSE: KRC) owns, develops, and operates office and industrial real estate, primarily in Southern California. The Company operates as a self-administered real estate investment trust. As of June 30, 2005, the Company’s stabilized portfolio consisted of 83 office buildings and 47 industrial buildings, which encompassed an aggregate of 7.6 million and 4.4 million square feet, respectively, and was 95.2% occupied.

Board of Directors	Senior Management		Investor Relations
John B. Kilroy, Sr. Chairman	John B. Kilroy, Jr.	President and CEO	12200 W. Olympic Blvd., Suite 200
Edward F. Brennan, Ph.D.	Jeffrey C. Hawken	Executive VP and COO	Los Angeles, CA 90064
John R. D’Eathe	Richard E. Moran Jr.	Executive VP and CFO	(310) 481-8400
William P. Dickey	Conan Cotrell	Sr. VP Marketing and Leasing	Web: www.kilroyrealty.com
Matthew J. Hart	John T. Fucci	Sr. VP Asset Management	E-mail: investorrelations@kilroyrealty.com
John B. Kilroy, Jr.	Tyler H. Rose	Sr. VP and Treasurer
Dale F. Kinsella	Heidi R. Roth	Sr. VP and Controller
	Steve Scott	Sr. VP San Diego Development
	Justin W. Smart	Sr. VP Los Angeles Development

Equity Research Coverage

A.G. Edwards & Sons, Inc.		Merrill Lynch & Co., Inc.
David AuBuchon	(314) 955-5452	Steve Sakwa	(212) 449-0335

Bank of America Securities		Prudential Securities
Ross Nussbaum	(212) 847-5668	Jim Sullivan	(212) 778-2515

Deutsche Bank Securities, Inc.		RBC Capital Markets
Lou Taylor	(212) 250-4912	Jay Leupp	(415) 633-8588

Green Street Advisors		Wells Fargo Securities
Jim Sullivan	(949) 640-8780	Christopher Hartung	(415) 675-2759

KeyBanc Capital Markets
Richard C. Moore II, CFA	(216) 443-2815

Kilroy Realty Corporation is followed by the analysts listed above. Please note that any opinions, estimates or forecasts regarding Kilroy Realty Corporation’s performance made by these analysts are theirs alone and do not represent opinions, forecasts or predictions of Kilroy Realty Corporation or its management. Kilroy Realty Corporation does not by its reference above or distribution imply its endorsement of or concurrence with such information, conclusions or recommendations.

Kilroy Realty Corporation

Second Quarter 2005 Supplemental Financial Report

Financial Highlights

(unaudited, $ in thousands, except per share amounts)

	Three Months Ended
	6/30/2005	3/31/2005	12/31/2004	9/30/2004	6/30/2004
INCOME ITEMS (Including Discontinued Operations):
Revenues	$60,054	$60,316	$58,027	$55,412	$54,921
Net Straight Line Rent (1)	2,554	3,767	2,865	3,004	2,199
Lease Termination Fees	327	108	772	(310)	95
Net Operating Income (2), (3)	44,747	44,612	43,530	42,495	41,156
Capitalized Interest and Loan Fees	2,182	2,069	2,180	2,260	2,061
Net (Loss) Income Available to Common Shareholders	(1,466)	12,743	2,191	10,357	7,854
EBITDA (3), (4)	28,011	38,645	30,710	33,173	35,984
Funds From Operations (3), (5), (6)	14,427	25,004	17,360	20,185	23,385
Funds Available for Distribution (3), (5), (6), (7)	8,821	17,048	6,574	14,502	17,118
Net (Loss) Income per common share – diluted	$(0.05)	$0.44	$0.08	$0.36	$0.28
Funds From Operations per common share – diluted	$0.44	$0.77	$0.53	$0.62	$0.72
Dividend per share	$0.510	$0.510	$0.495	$0.495	$0.495
RATIOS (Including Discontinued Operations):
Operating Margins	74.5%	74.0%	75.0%	76.7%	74.9%
Interest Coverage Ratio (8)	2.9x	4.0x	3.2x	3.5x	3.9x
Fixed Charge Coverage Ratio (9)	2.1x	2.9x	2.3x	2.6x	2.9x
FFO Payout Ratio (10)	115.3%	66.5%	92.8%	79.7%	68.8%
FAD Payout Ratio (11)	188.6%	97.6%	245.0%	110.9%	93.9%

	6/30/2005	3/31/2005	12/31/2004	9/30/2004	6/30/2004
ASSETS:
Real Estate Held for Investment before Depreciation	$1,860,917	$1,826,866	$1,846,496	$1,730,705	$1,723,994
Total Assets	1,606,592	1,580,606	1,599,655	1,479,379	1,490,135
CAPITALIZATION:
Total Debt	$818,417	$783,563	$801,441	$730,932	$754,806
Total Preferred Equity (12)	201,500	201,500	201,500	160,250	160,250
Total Market Equity Value (12)	1,548,973	1,334,255	1,390,989	1,236,675	1,107,544
Total Market Capitalization (12)	2,568,890	2,319,318	2,393,930	2,127,857	2,022,600
Total Debt / Total Market Capitalization	31.9%	33.8%	33.5%	34.4%	37.3%
Total Debt and Preferred / Total Market Capitalization	39.7%	42.4%	41.9%	41.9%	45.2%

(1)	Represents the straight-line rent recognized during the period offset by cash received during the period that was applied to deferred rents receivable balances for terminated leases.

(2)	Net Operating Income is defined as operating revenues (rental income, tenant reimbursements and other property income) less property and related expenses (property expenses, real estate taxes, provision for bad debts and ground leases) and excludes interest income and expense, depreciation and amortization, and corporate general and administrative expenses.

(3)	Please refer to pages 28 and 29 for Management Statements on Net Operating Income, EBITDA before minority interests, Funds From Operations and Funds Available for Distribution.

(4)	EBITDA is reported before minority interests and net gain (loss) on dispositions. Please refer to page 31 for a reconciliation of GAAP net income to EBITDA before minority interests.

(5)	Please refer to page 6 for a reconciliation of GAAP Net Income to Funds From Operations and Funds Available for Distribution.

(6)	Reported amounts are attributable to common shareholders and unitholders.

(7)	Please refer to page 32 for Reconciliation of Funds Available for Distribution to GAAP Net Cash Provided by Operating Activities.

(8)	Calculated as EBITDA before minority interests divided by total interest expense, including discontinued operations.

(9)	Calculated as EBITDA before minority interests divided by total interest expense, including discontinued operations, current year accrued preferred dividends and distributions on Cumulative Redeemable Preferred units.

(10)	Calculated as current-quarter dividends accrued to common shareholders and common unitholders divided by Funds From Operations.

(11)	Calculated as current-quarter dividends accrued to common shareholders and common unitholders divided by Funds Available for Distribution.

(12)	See “Capital Structure” on page 25.

Kilroy Realty Corporation

Second Quarter 2005 Supplemental Financial Report

Common Stock Data (NYSE: KRC)

	Three Months Ended
	6/30/2005	3/31/2005	12/31/2004	9/30/2004	6/30/2004
High Price	$48.37	$43.30	$43.85	$38.47	$36.13
Low Price	$40.66	$38.95	$38.42	$34.08	$30.62
Closing Price	$47.49	$40.91	$42.75	$38.03	$34.10
Dividend per share - annualized	$2.04	$2.04	$1.98	$1.98	$1.98
Closing common shares (in 000’s)(1)	28,900	28,895	28,549	28,528	28,398
Closing partnership units (in 000’s)(1)	3,717	3,720	3,989	3,990	4,082

	32,617	32,615	32,538	32,518	32,480

(1)	As of the end of the period.

Kilroy Realty Corporation

Second Quarter 2005 Supplemental Financial Report

Consolidated Balance Sheets

(unaudited, $ in thousands)

	6/30/2005	3/31/2005	12/31/2004	9/30/2004	6/30/2004
ASSETS:
Land and improvements	$296,412	$295,409	$304,033	$288,861	$289,258
Buildings and improvements, net	1,431,039	1,428,069	1,445,918	1,357,626	1,306,576
Undeveloped land and construction in progress	133,466	103,388	96,545	84,218	128,160

Total real estate held for investment	1,860,917	1,826,866	1,846,496	1,730,705	1,723,994
Accumulated depreciation and amortization	(382,687)	(373,514)	(365,831)	(353,025)	(341,874)

Investment in real estate, net	1,478,230	1,453,352	1,480,665	1,377,680	1,382,120
Property held for sale, net (1)	3,693	—	—	—	—

Total real estate assets, net	1,481,923	1,453,352	1,480,665	1,377,680	1,382,120
Cash and cash equivalents	7,706	11,040	4,853	3,652	7,444
Restricted cash	728	2	332	1,283	7,352
Current receivables, net	3,624	3,177	4,843	4,190	4,700
Deferred rent receivables, net	51,568	49,015	46,816	43,956	41,134
Deferred leasing costs and other related intangibles, net	49,073	49,586	51,251	39,420	37,824
Deferred financing costs, net	5,724	6,102	5,849	3,190	2,889
Prepaid expenses and other assets	6,246	8,332	5,046	6,008	6,672

TOTAL ASSETS	1,606,592	1,580,606	1,599,655	1,479,379	1,490,135

LIABILITIES AND STOCKHOLDERS’ EQUITY:
Liabilities:
Secured debt	$490,417	$486,563	$490,441	$494,932	$614,806
Unsecured senior notes	144,000	144,000	144,000	144,000	—
Unsecured line of credit	184,000	153,000	167,000	92,000	140,000
Accounts payable, accrued expenses and other liabilities	81,689	71,874	73,005	52,889	36,633
Accrued distributions	17,844	17,844	16,923	16,498	16,478
Rents received in advance, tenant security deposits and deferred revenue	20,734	21,404	21,605	19,974	20,361

Total liabilities	938,684	894,685	912,974	820,293	828,278

Minority Interests:
7.45% Series A Cumulative Redeemable Preferred unitholders	73,638	73,638	73,638	73,638	73,638
9.25% Series D Cumulative Redeemable Preferred unitholders(2)	—	—	—	44,321	44,321
Common unitholders of the Operating Partnership	53,934	56,039	60,351	61,782	63,640

Total minority interests	127,572	129,677	133,989	179,741	181,599

Stockholders’ Equity:
7.80% Series E Cumulative Redeemable Preferred stock	38,425	38,425	38,425	38,425	38,425
7.50% Series F Cumulative Redeemable Preferred stock(2)	83,157	83,157	83,157	—	—
Common stock	289	290	286	286	284
Additional paid-in capital	522,321	522,233	515,285	515,086	512,994
Deferred compensation	(3,069)	(3,558)	(1,412)	(1,929)	(2,445)
Distributions in excess of earnings	(101,591)	(85,387)	(83,394)	(71,456)	(67,689)
Accumulated net other comprehensive income (loss)	804	1,084	345	(1,067)	(1,311)

Total stockholders’ equity	540,336	556,244	552,692	479,345	480,258

TOTAL LIABILITIES & STOCKHOLDERS’ EQUITY	$1,606,592	$1,580,606	$1,599,655	$1,479,379	$1,490,135

(1)	The Company classified its industrial property located at 2260 E. El Segundo Blvd., El Segundo, CA as held for sale as of June 30, 2005 for financial reporting purposes in accordance with SFAS 144, “Accounting for the Impairment or Disposal of Long-Lived Assets”. The Company sold the property on July 22, 2005 for $22.5 million. The Company will record a gain on the sale. The property, which encompasses 113,820 square feet, was not occupied as of June 30, 2005.

(2)	In December 2004, the Company redeemed all of its outstanding 9.25% Series D Cumulative Redeemable Preferred units with the net proceeds from its 7.50% Series F Cumulative Redeemable Preferred stock offering.

Kilroy Realty Corporation

Second Quarter 2005 Supplemental Financial Report

Consolidated Statements of Operations

(unaudited, $ in thousands, except per share amounts)

	Three Months Ended June 30,			Six Months Ended June 30,
	2005	2004	% Change	2005	2004	% Change
REVENUES:
Rental income	$53,461	$47,925	11.6%	$106,729	$94,835	12.5%
Tenant reimbursements	6,169	5,062	21.9%	11,920	10,386	14.8%
Other property income	403	128	214.8%	623	664	(6.2%)

Total revenues	60,033	53,115	13.0%	119,272	105,885	12.6%

EXPENSES:
Property expenses	10,061	8,369	20.2%	19,463	16,797	15.9%
Real estate taxes	4,462	4,092	9.0%	8,859	7,954	11.4%
Provision for bad debts	272	385	(29.4%)	1,405	610	130.3%
Ground leases	443	332	33.4%	848	662	28.1%
General and administrative expenses	16,790	5,250	219.8%	22,814	12,943	76.3%
Interest expense	9,568	9,148	4.6%	19,190	18,358	4.5%
Depreciation and amortization	16,294	14,140	15.2%	32,490	27,791	16.9%

Total expenses	57,890	41,716	38.8%	105,069	85,115	23.4%

OTHER INCOME:
Interest and other income	54	78	(30.8%)	111	385	(71.2%)

Total other income	54	78	(30.8%)	111	385	(71.2%)

INCOME FROM CONTINUING OPERATIONS BEFORE MINORITY INTERESTS	2,197	11,477	(80.9%)	14,314	21,155	(32.3%)

MINORITY INTERESTS:
Distributions on Cumulative Redeemable Preferred units	(1,397)	(2,437)	(42.7%)	(2,794)	(4,958)	(43.6%)
Minority interest in loss (earnings) of Operating Partnership attributable to continuing operations	206	(1,045)	(119.7%)	(782)	(1,954)	(60.0%)

Total minority interests	(1,191)	(3,482)	(65.8%)	(3,576)	(6,912)	(48.3%)

INCOME FROM CONTINUING OPERATIONS	1,006	7,995	(87.4%)	10,738	14,243	(24.6%)
DISCONTINUED OPERATIONS:
Revenues from discontinued operations	21	1,806	(98.8%)	1,100	4,462	(75.3%)
Expenses from discontinued operations	(116)	(1,005)	(88.5%)	(830)	(2,337)	(64.5%)
Net (loss) gain on disposition of discontinued operations	—	(64)	(100.0%)	5,779	(64)	(9129.7%)
Impairment loss on property held for sale	—	—	0.0%	—	(726)	(100.0%)
Minority interest attributable to discontinued operations	25	(93)	(126.9%)	(705)	(170)	314.7%

Total (loss) income from discontinued operations	(70)	644	(110.9%)	5,344	1,165	358.7%

NET INCOME	936	8,639	(89.2%)	16,082	15,408	4.4%
PREFERRED DIVIDENDS	(2,402)	(785)	206.0%	(4,804)	(1,570)	206.0%

NET (LOSS) INCOME AVAILABLE FOR COMMON SHAREHOLDERS	$(1,466)	$7,854	(118.7%)	$11,278	$13,838	(18.5%)

Weighted average shares outstanding - basic	28,739	28,220	1.8%	28,648	28,168	1.7%
Weighted average shares outstanding - diluted	28,739	28,362	1.3%	28,798	28,333	1.6%
NET (LOSS) INCOME PER COMMON SHARE:
Net (loss) income per common share - basic	$(0.05)	$0.28	(117.9%)	$0.39	$0.49	(20.4%)

Net (loss) income per common share - diluted	$(0.05)	$0.28	(117.9%)	$0.39	$0.49	(20.4%)

Kilroy Realty Corporation

Second Quarter 2005 Supplemental Financial Report

Funds From Operations and Funds Available for Distribution

(unaudited, $ in thousands, except per share amounts)

	Three Months Ended June 30,			Six Months Ended June 30,
	2005	2004	% Change	2005	2004	% Change
FUNDS FROM OPERATIONS: (1)
Net (loss) income available to common shareholders	$(1,466)	$7,854	(118.7%)	$11,278	$13,838	(18.5%)
Adjustments:
Minority interest in (loss) earnings of Operating Partnership	(231)	1,138	(120.3%)	1,487	2,124	(30.0%)
Depreciation and amortization of real estate assets	16,124	14,329	12.5%	32,446	28,315	14.6%
Net loss (gain) on dispositions of operating properties	—	64	—	(5,779)	64	—

Funds From Operations (2)	$14,427	$23,385	(38.3%)	$39,432	$44,341	(11.1%)

Weighted average common shares/units outstanding - basic	32,458	32,316	0.4%	32,439	32,292	0.5%
Weighted average common shares/units outstanding - diluted	32,594	32,457	0.4%	32,589	32,456	0.4%
FFO per common share/unit - basic	$0.44	$0.72	(38.9%)	$1.22	$1.37	(10.9%)

FFO per common share/unit - diluted	$0.44	$0.72	(38.9%)	$1.21	$1.37	(11.7%)

FUNDS AVAILABLE FOR DISTRIBUTION: (1)
Funds From Operations	$14,427	$23,385	(38.3%)	$39,432	$44,341	(11.1%)
Adjustments:
Amortization of deferred financing costs	366	748	(51.1%)	778	1,557	(50.0%)
Non-cash amortization of restricted stock grants	950	834	13.9%	1,827	1,733	5.4%
Amortization of (below) above market rents(3)	(303)	(6)	100.0%	(606)	(12)	100.0%
Impairment loss on property held for sale					726
Tenant improvements, leasing commissions and recurring capital expenditures	(4,065)	(5,644)	(28.0%)	(9,240)	(9,382)	(1.5%)

Net effect of straight-line rents (4)	(2,554)	(2,199)	16.1%	(6,321)	(4,683)	35.0%

Funds Available for Distribution (2)	$8,821	$17,118	(48.5%)	$25,870	$34,280	(24.5%)

(1)	See page 29 for Management Statements on Funds From Operations and Funds Available for Distribution.

(2)	Reported amounts are attributable to common shareholders and unitholders.

(3)	Represents the SFAS 141 adjustment related to the acquisition of buildings with above/below market rents.

(4)	Represents the straight-line rent income recognized during the period offset by cash received during the period that was applied to deferred rents receivable balances for terminated leases.

Kilroy Realty Corporation

Second Quarter 2005 Supplemental Financial Report

Same Store Analysis (1)

(unaudited, $ in thousands)

Same Store Analysis (GAAP Basis)

	Three Months Ended June 30,			Six Months Ended June 30,
	2005	2004	% Change	2005	2004	% Change
Total Same Store Portfolio
Number of properties	124	124		124	124
Square Feet	11,248,879	11,248,879		11,248,879	11,248,879
Percent of Stabilized Portfolio	94.0%	93.3%		94.0%	93.3%
Average Occupancy	94.9%	92.1%		94.8%	91.5%
Operating Revenues:
Rental income	$47,283	$45,421	4.1%	$94,443	$89,762	5.2%
Tenant reimbursements	5,580	5,043	10.6%	11,037	10,361	6.5%
Other income	404	120	236.7%	621	640	(3.0%)

Total operating revenues	53,267	50,584	5.3%	106,101	100,763	5.3%

Operating Expenses:
Property expenses	9,215	7,967	15.7%	17,767	16,004	11.0%
Real estate taxes	3,886	3,886	0.0%	7,744	7,559	2.4%
Provision for bad debts	120	330	(63.6%)	1,075	501	114.6%
Ground leases	442	332	33.1%	848	662	28.1%

Total operating expenses	13,663	12,515	9.2%	27,434	24,726	11.0%

GAAP Net Operating Income	$39,604	$38,069	4.0%	$78,667	$76,037	3.5%

Same Store Analysis (Cash Basis)

	Three Months Ended June 30,			Six Months Ended June 30,
	2005	2004	% Change	2005	2004	% Change
Total operating revenues	51,611	48,470	6.5%	102,175	96,558	5.8%
Total operating expenses	13,663	12,515	9.2%	27,434	24,726	11.0%

Cash Net Operating Income	$37,948	$35,955	5.5%	$74,741	$71,832	4.0%

(1)	Same store defined as all stabilized properties owned at January 1, 2004 and still owned and in the stabilized portfolio at June 30, 2005.

Kilroy Realty Corporation

Second Quarter 2005 Supplemental Financial Report

Stabilized Portfolio Occupancy Overview

	# of Buildings	Portfolio Breakdown		Total Square Feet	Occupancy at: (1)
		NOI	Sq. Ft.		6/30/2005	3/31/2005	12/31/2004
STABILIZED PORTFOLIO:
OCCUPANCY BY PRODUCT TYPE:
Office:
Los Angeles	25	30.2%	23.7%	2,820,099	94.4%	94.0%	91.1%
Orange County	6	2.0%	2.5%	304,961	88.0%	96.9%	97.4%
San Diego	44	45.2%	30.1%	3,603,207	94.3%	94.3%	97.1%
Other	8	5.3%	7.3%	878,960	91.7%	92.3%	89.7%

Subtotal	83	82.7%	63.6%	7,607,227	93.8%	94.1%	94.0%

Industrial:
Los Angeles	3	1.3%	2.3%	274,985	72.2%	51.0%	53.0%
Orange County	43	15.3%	32.7%	3,918,383	99.4%	98.3%	99.4%
Other	1	0.7%	1.4%	164,540	100.0%	100.0%	100.0%

Subtotal	47	17.3%	36.4%	4,357,908	97.7%	94.3%	95.5%

OCCUPANCY BY REGION:
Los Angeles	28	31.5%	26.0%	3,095,084	92.4%	88.8%	86.5%
Orange County	49	17.3%	35.2%	4,223,344	98.5%	98.3%	99.2%
San Diego	44	45.2%	30.1%	3,603,207	94.3%	94.3%	97.1%
Other	9	6.0%	8.7%	1,043,500	93.0%	93.5%	92.3%

TOTAL STABILIZED PORTFOLIO	130	100.0%	100.0%	11,965,135	95.2%	94.1%	94.6%

AVERAGE OCCUPANCY - STABILIZED PORTFOLIO

	Office	Industrial	Total
Quarter-to-Date	93.6%	95.7%	94.4%
Year-to-Date	93.9%	95.2%	94.4%

(1)	Occupancy percentages reported are based on the Company’s stabilized portfolio for the period presented.

Kilroy Realty Corporation

Second Quarter 2005 Supplemental Financial Report

Stabilized Portfolio Occupancy Overview

	City/ Submarket	# of Buildings	Square Feet	Occupancy
Office:
Los Angeles, California
23925 Park Sorrento	Calabasas	1	11,789	100.0%
23975 Park Sorrento	Calabasas	1	100,592	100.0%
24025 Park Sorrento	Calabasas	1	102,264	100.0%
26541 Agoura Road	Calabasas	1	90,366	100.0%
181/185 S. Douglas Street	El Segundo	1	61,604	47.0%
Kilroy Airport Center, El Segundo	El Segundo	3	699,192	99.8%
999 N. Sepulveda Blvd.	El Segundo	1	127,901	60.9%
Kilroy Airport Center, Long Beach	Long Beach	7	949,063	94.3%
12200 W. Olympic Blvd.	Los Angeles	1	151,019	92.9%
12100 W. Olympic Blvd.	Los Angeles	1	150,167	95.8%
12312 W. Olympic Blvd.	Los Angeles	1	78,000	100.0%
1633 26th Street	Santa Monica	1	44,915	100.0%
2100 Colorado Avenue	Santa Monica	3	94,844	100.0%
3130 Wilshire Blvd.	Santa Monica	1	88,338	98.2%
501 Santa Monica Blvd.	Santa Monica	1	70,045	96.9%

Total Los Angeles Office		25	2,820,099	94.4%

Orange County, California
4175 E. La Palma Avenue	Anaheim	1	43,263	89.1%
8101 Kaiser Blvd.	Anaheim	1	60,177	100.0%
Kilroy Center-Brea	Brea	2	106,791	100.0%
9451 Toledo Way	Irvine	1	27,200	0.0%
111 Pacifica	Irvine Spectrum	1	67,530	92.9%

Total Orange County Office		6	304,961	88.0%

Kilroy Realty Corporation

Second Quarter 2005 Supplemental Financial Report

Stabilized Portfolio Occupancy Overview

	City/ Submarket	# of Buildings	Square Feet	Occupancy
Office:
San Diego, California
12340 El Camino Real	Del Mar	1	88,181	95.8%
12348 High Bluff Drive	Del Mar	1	38,710	100.0%
12390 El Camino Real	Del Mar	1	72,332	100.0%
3579 Valley Center Drive	Del Mar	1	52,375	100.0%
3611 Valley Center Drive	Del Mar	1	130,178	95.6%
3661 Valley Center Drive	Del Mar	1	129,752	100.0%
3721 Valley Center Drive	Del Mar	1	114,780	100.0%
3811 Valley Center Drive	Del Mar	1	112,067	100.0%
12225 / 12235 El Camino Real	Del Mar	2	115,513	100.0%
12400 High Bluff Drive	Del Mar	1	208,464	100.0%
6215 / 6220 Greenwich Drive	Governor Park	2	212,214	100.0%
15051 Ave of Science	I-15 Corridor	1	70,617	100.0%
15073 Ave of Science	I-15 Corridor	1	46,759	100.0%
15378 Ave of Science	I-15 Corridor	1	68,910	100.0%
15435 / 15445 Innovation Drive	I-15 Corridor	2	103,000	100.0%
13500/13520 Evening Creek Drive North	I-15 Corridor	2	281,830	91.2%
4939 / 4955 Directors Place	Sorrento Gateway	2	136,908	100.0%
5005 / 5010 Wateridge Vista Drive	Sorrento Gateway	2	172,778	100.0%
10421 Pacific Center Court	Sorrento Mesa	1	79,871	87.0%
10243 Genetic Center	Sorrento Mesa	1	102,875	100.0%
10390 Pacific Center Court	Sorrento Mesa	1	68,400	100.0%
6055 Lusk Avenue	Sorrento Mesa	1	93,000	100.0%
6260 Sequence Drive	Sorrento Mesa	1	130,000	100.0%
6290 / 6310 Sequence Drive	Sorrento Mesa	2	152,415	100.0%
6340 / 6350 Sequence Drive	Sorrento Mesa	2	199,000	66.6%
Pacific Corporate Center	Sorrento Mesa	6	332,542	100.0%
5717 Pacific Center	Sorrento Mesa	1	67,995	0.0%
4690 Executive Drive	University Towne Center	1	50,546	50.4%
9455 Towne Center Drive	University Towne Center	1	45,195	100.0%
9785 / 9791 Towne Center Drive	University Towne Center	2	126,000	100.0%

Total San Diego Office		44	3,603,207	94.3%

Other
Kilroy Airport Center, Sea-Tac	Seattle, WA	3	532,430	93.4%
5151/5155 Camino Ruiz	Carmarillo, CA	4	265,372	92.5%
2829 Townsgate Road	Thousand Oaks, CA	1	81,158	77.9%

Total Other Office		8	878,960	91.7%

Total Office		83	7,607,227	93.8%

Kilroy Realty Corporation

First Quarter 2005 Supplemental Financial Report

Stabilized Portfolio Occupancy Overview

	City/ Submarket	# of Buildings	Square Feet	Occupancy
Industrial:
Los Angeles, California
2031 E. Mariposa Avenue	El Segundo	1	192,053	100.0%
2265 E. El Segundo Blvd.	El Segundo	1	76,570	0.0%
2270 E. El Segundo Blvd.	El Segundo	1	6,362	100.0%

Total Los Angeles Industrial		3	274,985	72.2%

Orange County, California
1000 E. Ball Road	Anaheim	1	100,000	100.0%
1230 S. Lewis Road	Anaheim	1	57,730	100.0%
1250 N. Tustin Avenue	Anaheim	1	84,185	100.0%
3125 E. Coronado Street	Anaheim	1	144,000	100.0%
3130 - 3150 Miraloma	Anaheim	1	144,000	100.0%
3250 E. Carpenter	Anaheim	1	41,225	100.0%
3340 E. La Palma Avenue	Anaheim	1	153,320	100.0%
5115 E. La Palma Avenue	Anaheim	1	286,139	100.0%
5325 E. Hunter Avenue	Anaheim	1	110,487	100.0%
Anaheim Tech Center	Anaheim	5	593,992	100.0%
La Palma Business Center	Anaheim	2	145,481	82.8%
Brea Industrial Complex	Brea	7	276,278	100.0%
Brea Industrial-Lambert Road	Brea	2	178,811	100.0%
1675 MacArthur	Costa Mesa	1	50,842	100.0%
25202 Towne Center Drive	Foothill Ranch	1	303,533	100.0%
12400 Industry Street	Garden Grove	1	64,200	100.0%
12681 / 12691 Pala Drive	Garden Grove	1	84,700	100.0%
7421 Orangewood Avenue	Garden Grove	1	82,602	100.0%
Garden Grove Industrial Complex	Garden Grove	6	275,971	100.0%
17150 Von Karman	Irvine	1	157,458	100.0%
2055 S.E. Main Street	Irvine	1	47,583	100.0%
9401 Toledo Way	Irvine	1	244,800	100.0%
1951 E. Carnegie Avenue	Santa Ana	1	100,000	100.0%
2525 Pullman	Santa Ana	1	103,380	100.0%
14831 Franklin Avenue	Tustin	1	36,256	100.0%
2911 Dow Avenue	Tustin	1	51,410	100.0%

Total Orange County Industrial		43	3,918,383	99.4%

Other
3735 Imperial Highway	Stockton, CA	1	164,540	100.0%

Total Other Industrial		1	164,540	100.0%

Total Industrial		47	4,357,908	97.7%

Kilroy Realty Corporation

First Quarter 2005 Supplemental Financial Report

Leasing Activity

Quarter-to-Date

	1st & 2nd Generation				2nd Generation
	# of Leases(1)		Square Feet(1)		TI/LC Per Sq.Ft.	Maintenance Capex Per Sq.Ft.(2)	Changes in Rents(3)	Changes in Cash Rents(4)	Retention Rates(5)	Weighted Average Lease Term (Mo.)
	New	Renewal	New	Renewal
Office	12	6	62,531	45,277	$28.16	$0.07	(20.8%)	(22.6%)	74.3%	81
Industrial	1	3	40,000	129,144	2.65	0.11	8.1%	(4.7%)	82.6%	90

Total	13	9	102,531	174,421	$12.48	$0.08	(11.3%)	(16.7%)	78.8%	86

Year-to-Date

	1st & 2nd Generation				2nd Generation
	# of Leases(1)		Square Feet(1)		TI/LC Per Sq.Ft.	Maintenance Capex Per Sq.Ft.(2)	Changes in Rents(3)	Changes in Cash Rents(4)	Retention Rates(5)	Weighted Average Lease Term (Mo.)
	New	Renewal	New	Renewal
Office	31	15	223,233	99,199	$25.13	$0.22	(8.0%)	(14.1%)	49.6%	70
Industrial	2	7	84,000	300,948	4.64	0.13	10.4%	(3.2%)	73.0%	80

Total	33	22	307,233	400,147	$12.06	$0.18	(1.3%)	(10.1%)	65.7%	76

(1)	Represents leasing activity for leases commencing during the period shown, net of month-to-month leases. Excludes leasing on new construction.

(2)	Calculated over entire stabilized portfolio.

(3)	Calculated as the change between GAAP rents for new/renewed leases and the expired GAAP rents for the same space. Excludes leases for which the space was vacant longer than one year.

(4)	Calculated as the change between stated rents for new/renewed leases and the expired stated rents for the same space. Excludes leases for which the space was vacant longer than one year.

(5)	Calculated as the percentage of space either renewed or expanded into by existing tenants at lease expiration.

Kilroy Realty Corporation

First Quarter 2005 Supplemental Financial Report

Stabilized Portfolio Capital Expenditures

($ in thousands)

Non-Recurring Capital Expenditures:

	Q1 2005	Q2 2005	YTD 2005
Capital Improvements	$—	$—	$—
Tenant Improvements & Leasing Commissions(1)	277	72	349

Total	$277	$72	$349

Recurring Capital Expenditures:

	Q1 2005	Q2 2005	YTD 2005
Capital Improvements
Office	$1,152	$515	$1,667
Industrial	106	501	607

	1,258	1,016	2,274
Tenant Improvements & Leasing Commissions (1)
Office	2,507	2,511	5,018
Industrial	1,410	538	1,948

	3,917	3,049	6,966
Total
Office	3,659	3,026	6,685
Industrial	1,516	1,039	2,555

	$5,175	$4,065	$9,240

(1)	Represents cash paid and leasing costs incurred for leases commencing during the period shown.

Kilroy Realty Corporation

Second Quarter 2005 Supplemental Financial Report

Lease Expiration Summary Schedule

($ in thousands)

Year of Expiration	# of Expiring Leases	Total Square Feet(1)	% of Total Leased Sq. Ft.	Annual Base Rent (2)	Annual Rent per Sq. Ft.(2)
OFFICE:
Remaining 2005 (3)	27	264,700	3.8%	$4,303	$16.26
2006	54	539,334	7.6%	12,934	23.98
2007	69	1,259,178	17.8%	23,406	18.59
2008	47	713,138	10.1%	12,618	17.69
2009	69	1,243,733	17.6%	29,562	23.77
2010	43	698,515	9.9%	18,760	26.86
2011	20	425,373	6.0%	7,203	16.93
2012	8	420,434	6.0%	12,797	30.44
2013	5	162,064	2.3%	4,902	30.25
2014 and beyond	28	1,332,152	18.9%	47,855	35.92

Subtotal	370	7,058,621	100.0%	$174,340	$24.70

INDUSTRIAL:
Remaining 2005 (3)	3	88,612	2.1%	$653	$7.37
2006	11	305,665	7.2%	2,870	9.39
2007	17	738,909	17.5%	5,043	6.82
2008	10	877,551	20.8%	6,125	6.98
2009	11	678,661	16.1%	4,334	6.39
2010	7	415,788	9.8%	3,974	9.56
2011	5	451,352	10.7%	3,321	7.36
2012	3	184,659	4.4%	1,062	5.75
2013	—	—	—	—	—
2014 and beyond	4	485,132	11.4%	4,246	8.75

Subtotal	71	4,226,329	100.0%	$31,628	$7.48

TOTAL PORTFOLIO:
Remaining 2005 (3)	30	353,312	3.1%	$4,956	$14.03
2006	65	844,999	7.5%	15,804	18.70
2007	86	1,998,087	17.7%	28,449	14.24
2008	57	1,590,689	14.1%	18,743	11.78
2009	80	1,922,394	17.0%	33,896	17.63
2010	50	1,114,303	9.9%	22,734	20.40
2011	25	876,725	7.8%	10,524	12.00
2012	11	605,093	5.4%	13,859	22.90
2013	5	162,064	1.4%	4,902	30.25
2014 and beyond	32	1,817,284	16.1%	52,101	28.67

Total	441	11,284,950	100.0%	$205,968	$18.25

(1)	Excludes space leased under month-to-month leases and vacant space at June 30, 2005.

(2)	Reflects annualized rent calculated on a straight-line basis.

(3)	Represents leases expiring during the remainder of 2005 for which renewals have not been executed.

Kilroy Realty Corporation

Second Quarter 2005 Supplemental Financial Report

Lease Expiration Schedule Detail by Region

($ in thousands)

	Los Angeles County					Orange County
Year of Expiration	# of Expiring Leases	Total Square Feet(1)	% of Total Regional Sq. Ft.	Annual Base Rent (2)	Annual Rent per Sq. Ft.(2)	# of Expiring Leases	Total Square Feet(1)	% of Total Regional Sq. Ft.	Annual Base Rent (2)	Annual Rent per Sq. Ft.(2)
OFFICE:
Remaining 2005 (3)	16	68,571	2.6%	$1,479	$21.57	6	48,731	18.4%	$1,121	$23.00
2006	34	249,615	9.6%	7,471	29.93	6	29,782	11.3%	697	23.40
2007	34	550,823	21.2%	11,446	20.78	9	21,852	8.3%	473	21.65
2008	22	137,154	5.3%	3,479	25.37	7	72,191	27.3%	1,040	14.41
2009	38	624,208	24.0%	15,778	25.28	7	72,908	27.6%	1,700	23.32
2010	27	309,511	11.9%	8,368	27.04	2	5,447	2.1%	128	23.50
2011	10	128,325	4.9%	3,432	26.74	2	13,097	5.0%	206	15.73
2012	4	240,051	9.2%	6,848	28.53	—	—	—	—	—
2013	3	47,284	1.8%	1,135	24.00	—	—	—	—	—
2014 and beyond	7	244,916	9.5%	7,301	29.81	—	—	—	—	—

Subtotal	195	2,600,458	100.0%	$66,737	$25.66	39	264,008	100.0%	$5,365	$20.32

INDUSTRIAL:
Remaining 2005 (3)	—	—	—	—	—	3	88,612	2.3%	$653	$7.37
2006	—	—	—	—	—	11	305,665	7.9%	2,870	9.39
2007	—	—	—	—	—	17	738,909	19.1%	5,043	6.82
2008	—	—	—	—	—	10	877,551	22.7%	6,125	6.98
2009	1	6,362	3.2%	$101	15.88	10	672,299	17.4%	4,233	6.30
2010	1	192,053	96.8%	2,404	12.52	6	223,735	5.8%	1,570	7.02
2011	—	—	—	—	—	4	286,812	7.4%	2,137	7.45
2012	—	—	—	—	—	3	184,659	4.8%	1,062	5.75
2013	—	—	—	—	—	—	—	—	—	—
2014 and beyond	—	—	—	—	—	4	485,132	12.6%	4,246	8.75

Subtotal	2	198,415	100.0%	$2,505	$12.63	68	3,863,374	100.0%	$27,939	$7.23

TOTAL PORTFOLIO:
Remaining 2005 (3)	16	68,571	2.4%	$1,479	$21.57	9	137,343	3.3%	$1,774	$12.92
2006	34	249,615	8.9%	7,471	29.93	17	335,447	8.1%	3,567	10.63
2007	34	550,823	19.7%	11,446	20.78	26	760,761	18.4%	5,516	7.25
2008	22	137,154	4.9%	3,479	25.37	17	949,742	23.0%	7,165	7.54
2009	39	630,570	22.5%	15,879	25.18	17	745,207	18.1%	5,933	7.96
2010	28	501,564	17.9%	10,772	21.48	8	229,182	5.6%	1,698	7.41
2011	10	128,325	4.6%	3,432	26.74	6	299,909	7.3%	2,343	7.81
2012	4	240,051	8.6%	6,848	28.53	3	184,659	4.5%	1,062	5.75
2013	3	47,284	1.7%	1,135	24.00	—	—	—	—	—
2014 and beyond	7	244,916	8.8%	7,301	29.81	4	485,132	11.7%	4,246	8.75

Total	197	2,798,873	100.0%	$69,242	$24.74	107	4,127,382	100.0%	$33,304	$8.07

(1)	Excludes space leased under month-to-month leases and vacant space at June 30, 2005.

(2)	Reflects annualized rent calculated on a straight-line basis.

(3)	Represents leases expiring during the remainder of 2005 for which renewals have not been executed.

Kilroy Realty Corporation

Second Quarter 2005 Supplemental Financial Report

Lease Expiration Schedule Detail by Region

($ in thousands)

	San Diego County					Other
Year of Expiration	# of Expiring Leases	Total Square Feet(1)	% of Total Regional Sq. Ft.	Annual Base Rent (2)	Annual Rent per Sq. Ft.(2)	# of Expiring Leases	Total Square Feet(1)	% of Total Regional Sq. Ft.	Annual Base Rent (2)	Annual Rent per Sq. Ft.(2)
OFFICE:
Remaining 2005 (3)	1	130,000	3.8%	$1,202	$9.25	4	17,398	2.2%	$501	$28.80
2006	6	210,200	6.2%	3,877	18.44	8	49,737	6.2%	889	17.87
2007	13	563,991	16.6%	9,089	16.12	13	122,512	15.3%	2,398	19.57
2008	9	258,836	7.6%	5,383	20.80	9	244,957	30.5%	2,716	11.09
2009	14	484,668	14.3%	10,763	22.21	10	61,949	7.7%	1,321	21.32
2010	9	334,545	9.9%	9,127	27.28	5	49,012	6.1%	1,137	23.20
2011	1	68,910	2.0%	929	13.48	7	215,041	26.8%	2,636	12.26
2012	4	180,383	5.3%	5,949	32.98	—	—	—	—	—
2013	2	114,780	3.4%	3,767	32.82	—	—	—	—	—
2014 and beyond	18	1,045,914	30.9%	39,871	38.12	3	41,322	5.2%	683	16.53

Subtotal	77	3,392,227	100.0%	$89,957	$26.52	59	801,928	100.0%	$12,281	$15.31

INDUSTRIAL:
Remaining 2005 (3)	—	—	—	—	—	—	—	—	—	—
2006	—	—	—	—	—	—	—	—	—	—
2007	—	—	—	—	—	—	—	—	—	—
2008	—	—	—	—	—	—	—	—	—	—
2009	—	—	—	—	—	—	—	—	—	—
2010	—	—	—	—	—	—	—	—	—	—
2011	—	—	—	—	—	1	164,540	100.0%	$1,184	$7.20
2012	—	—	—	—	—	—	—	—	—	—
2013	—	—	—	—	—	—	—	—	—	—
2014 and beyond	—	—	—	—	—	—	—	—	—	—

Subtotal	—	—	—	—	—	1	164,540	100.0%	$1,184	$7.20

TOTAL PORTFOLIO:
Remaining 2005 (3)	1	130,000	3.8%	$1,202	$9.25	4	17,398	1.8%	$501	$28.80
2006	6	210,200	6.2%	3,877	18.44	8	49,737	5.1%	889	17.87
2007	13	563,991	16.6%	9,089	16.12	13	122,512	12.7%	2,398	19.57
2008	9	258,836	7.6%	5,383	20.80	9	244,957	25.3%	2,716	11.09
2009	14	484,668	14.3%	10,763	22.21	10	61,949	6.4%	1,321	21.32
2010	9	334,545	9.9%	9,127	27.28	5	49,012	5.1%	1,137	23.20
2011	1	68,910	2.0%	929	13.48	8	379,581	39.3%	3,820	10.06
2012	4	180,383	5.3%	5,949	32.98	—	—	—	—	—
2013	2	114,780	3.4%	3,767	32.82	—	—	—	—	—
2014 and beyond	18	1,045,914	30.9%	39,871	38.12	3	41,322	4.3%	683	16.53

Total	77	3,392,227	100.0%	$89,957	$26.52	60	966,468	100.0%	$13,465	$13.93

(1)	Excludes space leased under month-to-month leases and vacant space at June 30, 2005.

(2)	Reflects annualized rent calculated on a straight-line basis.

(3)	Represents leases expiring during the remainder of 2005 for which renewals have not been executed.

Kilroy Realty Corporation

Second Quarter 2005 Supplemental Financial Report

Quarterly Lease Expirations for 2005

($ in thousands)

	# of Expiring Leases (1)	Total Square Feet(1), (2)	% of Total Leased Sq. Ft.	Annual Base Rent (3)	Annual Rent per Sq. Ft.(3)
OFFICE:
Q3 2005	16	219,158	3.1%	$3,488	$15.92
Q4 2005	11	45,542	0.7%	815	17.90

Subtotal 2005	27	264,700	3.8%	$4,303	$16.26

INDUSTRIAL:
Q3 2005	—	—	—	—	—
Q4 2005	3	88,612	2.1%	$653	$7.37

Subtotal 2005	3	88,612	2.1%	$653	$7.37

TOTAL PORTFOLIO:
Q3 2005	16	219,158	1.9%	$3,488	$15.92
Q4 2005	14	134,154	1.2%	1,468	10.94

Total 2005	30	353,312	3.1%	$4,956	$14.03

(1)	Represents leases expiring during 2005 for which renewals have not been executed.

(2)	Excludes space leased under month-to-month leases and vacant space at June 30, 2005.

(3)	Reflects annualized rent calculated on a straight-line basis.

Kilroy Realty Corporation

Second Quarter 2005 Supplemental Financial Report

Top Ten Office and Top Ten Industrial Tenants

($ in thousands)

Tenant Name	Annual Base Rental Revenues (1)	Rentable Square Feet	Percentage of Total Annual Base Rental Revenues	Percentage of Total Rentable Square Feet
Office Properties:
The Boeing Company	$11,487	803,229	5.5%	6.7%
AMN Healthcare	8,179	175,672	3.9%	1.5%
Fish & Richardson	5,970	139,538	2.9%	1.2%
DirecTV, Inc.	5,954	195,921	2.9%	1.6%
Diversa Corporation	5,092	136,908	2.4%	1.1%
Intuit, Inc.	4,534	278,711	2.2%	2.3%
Epson America, Inc.	4,177	162,852	2.0%	1.4%
Fair Isaac & Company	3,985	129,752	1.9%	1.1%
Memec, Inc.	3,742	114,780	1.8%	1.0%
Peregrine Systems, Inc.	3,699	104,450	1.8%	0.9%

Total Office Properties	$56,819	2,241,813	27.3%	18.8%

Industrial Properties:
Celestica California, Inc.	$2,531	303,533	1.2%	2.5%
Qwest Communications Corporation	2,439	244,800	1.2%	2.0%
Mattel, Inc.	2,382	192,053	1.1%	1.6%
Packard Hughes Interconnect	1,797	157,458	0.9%	1.3%
NBTY Manufacturing, LLC	1,488	286,139	0.7%	2.4%
Kraft Foods, Inc.	1,188	164,540	0.6%	1.4%
Targus, Inc.	1,059	200,646	0.5%	1.7%
Extron Electronics	1,044	157,730	0.5%	1.3%
United Plastics Group, Inc.	1,031	144,000	0.5%	1.2%
Ricoh Electronics	817	100,000	0.4%	0.8%

Total Industrial Properties	$15,776	1,950,899	7.6%	16.2%

(1)	Reflects annualized rent calculated on a straight-line basis.

Kilroy Realty Corporation

Second Quarter 2005 Supplemental Financial Report

Summary of Tenants Representing 5.0% or Greater of Annual Base Rental Revenues

($ in thousands)

The Boeing Company	Rentable Square Feet	Annual Base Rental Revenues(1)	Lease Expiration Date

Boeing Satellite Systems
2260 E. Imperial Highway, El Segundo	286,151	$5,494	July 31, 2007
1231 N. Miller Street, Anaheim	113,242	692	March 31, 2009
2240 E. Imperial Highway, El Segundo(2)	100,978	1,835	January 31, 2007
1145 N. Ocean Blvd., Anaheim	65,447	493	October 31, 2010

	565,818	8,514

Boeing Airplane-on-Ground Division
17930 Pacific Highway, Seattle (3)	211,139	2,232	December 31, 2007

Boeing Capital Corporation
3780 Kilroy Airport Way, Long Beach	15,547	438	September 30, 2005

Boeing Realty Corporation
3760 Kilroy Airport Way, Long Beach	10,725	303	August 31, 2005

Total	803,229	$11,487

(1)	Reflects annualized rent calculated on a straight-line basis.

(2)	Under the terms of the lease, either party may terminate the lease anytime after April 30, 2006 with sixty days advance notice.

(3)	Under the terms of the lease, The Boeing Company has the right to terminate this lease effective December 31, 2006 by giving the Company written notice one year in advance.

Kilroy Realty Corporation

Second Quarter 2005 Supplemental Financial Report

2005 Acquisitions

($ in thousands)

PROPERTY ACQUISITIONS:
Property	Location	Type	Month of Acquisition	Square Feet	Purchase Price
1st QUARTER:
NONE

2nd QUARTER:
603 Valencia	Brea, CA	Office	May	45,900	$7,300

Subtotal				45,900	7,300

TOTAL YEAR-TO-DATE ACQUISITIONS				45,900	$7,300

LAND ACQUISITIONS:
Property	Location	Type	Month of Acquisition	Acreage	Purchase Price
1st QUARTER:
NONE

2nd QUARTER:
Santa Fe Summit - Phase II	56 Corridor	Undeveloped Land	June	11.3	$24,000

Subtotal				11.3	24,000

TOTAL YEAR-TO-DATE ACQUISITIONS				11.3	$24,000

Kilroy Realty Corporation

Second Quarter 2005 Supplemental Financial Report

2005 Dispositions and Properties Held for Sale

($ in thousands)

DISPOSITIONS:
Property	Location	Type	Month of Disposition	Square Feet	Sales Price
1st QUARTER:
2501 Pullman/1700 Carnegie	Santa Ana, CA	Office	March	128,266
525 North Brand	Glendale, CA	Office	March	46,043
5115 N. 27th Avenue	Phoenix, AZ	Industrial	March	130,877

Subtotal				305,186	$38,710	(1)

2nd QUARTER:
NONE

TOTAL YEAR-TO-DATE DISPOSITIONS				305,186	$38,710

PROPERTIES CLASSIFIED AS HELD FOR SALE AT QUARTER END:

Property	Location	Type	Month Classified as Held for Sale	Square Feet
1st QUARTER:
NONE

2nd QUARTER:
2260 E. El Segundo Blvd(2)	El Segundo, CA	Industrial	June	113,820

(1)	The Company sold three properties through a portfolio transaction in March 2005. The sales price shown on this schedule represents the price received for all three properties.

(2)	The Company classified its industrial property located at 2260 E. El Segundo Blvd., El Segundo, CA as held-for-sale as of June 30, 2005 for financial reporting purposes in accordance with SFAS 144, “Accounting for the Impairment or Disposal of Long-Lived Assets”. The Company sold the property on July 22, 2005 for $22.5 million. The Company will record a gain on the sale. The property was not occupied as of June 30, 2005.

Kilroy Realty Corporation

Second Quarter 2005 Supplemental Financial Report

Stabilized Development and Redevelopment Projects

($ in thousands)

DEVELOPMENT PROJECTS:
Project		Location	Type	Start Date	Compl. Date		Rentable Square Feet	Total Est. Investment		% Leased
1st QUARTER:
NONE

2nd QUARTER:
NONE

REDEVELOPMENT PROJECTS:
Project	Location	Pre and Post Redevelopment Type	Start Date	Compl. Date	Rentable Square Feet	Existing Investment(1)	Estimated Redevelopment Costs	Total Estimated Investment	Total Spent as of 6/30/2005	% Leased
1st QUARTER:
5717 Pacific Center	Sorrento Mesa	Office to Life Science	1Q 2003	1Q 2004	67,995	$8,790	$10,258	$19,048	$11,236	0%

2nd QUARTER:
NONE
TOTAL YEAR-TO-DATE STABILIZED REDEVELOPMENT						$8,790	$10,258	$19,048	$11,236	0%

(1)	Represents total capitalized costs at the commencement of redevelopment.

Kilroy Realty Corporation

Second Quarter 2005 Supplemental Financial Report

In-Process and Committed Development and Redevelopment Projects

($ in thousands)

DEVELOPMENT PROJECTS:	Location	Type	Estimated Construction Period		Est. Stabilization Date(1)	Rentable Square Feet	Total Estimated Investment	Total Spent as of 6/30/2005	% Leased
Project			Start Date	Compl. Date
PROJECTS IN LEASE-UP:
None
PROJECTS UNDER CONSTRUCTION:
15227 Avenue of Science	I-15 Corridor	Office	3Q 2004	4Q 2005	4Q 2005	65,867	$14,730	$9,944	100%
15253 Avenue of Science	I-15 Corridor	Office	3Q 2004	4Q 2005	4Q 2005	37,405	9,656	6,895	100%

Subtotal						103,272	24,386	16,839

COMMITTED PROJECTS:
Santa Fe Summit - Phase I	56 Corridor	Office	3Q 2005	3Q 2007	3Q 2008	465,600	144,543	20,134	78%
Innovation Corp. Ctr. - Lot 4(2)	I-15 Corridor	Office	1Q 2006	4Q 2006	4Q 2006	75,000	19,560	5,125	100%

Subtotal						540,600	164,103	25,259

TOTAL IN-PROCESS AND COMMITTED PROJECTS:						643,872	$188,489	$42,098	84%

REDEVELOPMENT PROJECTS:

Project	Location	Pre and Post Redevelopment Type	Estimated Construction Period		Est. Stabilization Date(1)	Rentable Square Feet	Existing Investment (3)	Estimated Redevelopment Costs	Total Estimated Investment	Total Spent as of 6/30/2005	% Committed(4)
			Start Date	Compl. Date
PROJECTS IN LEASE-UP:
909 N. Sepulveda Blvd.	El Segundo	Office	1Q 2003	3Q 2004	3Q 2005	241,603	$37,799	$30,944	$68,743	$56,069	25%

TOTAL IN-PROCESS AND COMMITTED PROJECTS:						241,603	$37,799	$30,944	$68,743	$56,069	25%

(1)	Based on management’s estimation of the earlier of stabilized occupancy (95%) or one year from the date of substantial completion.

(2)	This project and the two development projects under construction at June 30, 2005 are part of a three-building complex.

(3)	Represents total capitalized costs at the commencement of redevelopment.

(4)	Percentage committed includes executed leases and letters of intent, calculated on a square-foot basis

Kilroy Realty Corporation

Second Quarter 2005 Supplemental Financial Report

Future Development Pipeline

($ in thousands)

Project	Location	Type	Total Site Acreage	Estimated Rentable Square Feet	Total Estimated Investment	Total Spent as of 6/30/2005
SAN DIEGO, CALIFORNIA:
Innovation Corporate Center - Lot 2	I-15 Corridor	Office	3.0	80,000	$18,796	$3,695
Kilroy Sabre Springs - Phase III	I-15 Corridor	Office	4.0	142,726	54,735	8,519
Pacific Corporate Center - Lots 3, 4 & 6	Sorrento Mesa	Office	10.9	225,000	50,543	16,571
Pacific Corporate Center - Lot 8	Sorrento Mesa	Office	5.0	95,000	27,492	8,449
Santa Fe Summit - Phase II	56 Corridor	Office	11.3	339,500	134,339	24,181
Sorrento Gateway - Lot 1	Sorrento Mesa	Office	3.4	54,000	13,162	4,728
Sorrento Gateway - Lot 2	Sorrento Mesa	Office	4.4	80,000	25,872	8,572
Sorrento Gateway - Lot 3	Sorrento Mesa	Office	3.4	60,000	19,387	6,053
Sorrento Gateway - Lot 7	Sorrento Mesa	Office	4.1	57,000	21,043	7,862

TOTAL FUTURE DEVELOPMENT PIPELINE			49.5	1,133,226	$365,369	$88,630

Kilroy Realty Corporation

Second Quarter 2005 Supplemental Financial Report

Capital Structure

At June 30, 2005

($ in thousands)

	Shares/Units At June 30, 2005	Aggregate Principal Amount or $ Value Equivalent	% of Total Market Capitalization
DEBT:
Secured Debt		$490,417	19.1%
Unsecured Senior Notes		144,000	5.6%
Unsecured Line of Credit		184,000	7.2%

Total Debt		$818,417	31.9%

EQUITY:
7.450% Series A Cumulative Redeemable Preferred Units(1)	1,500,000	$75,000	2.9%
7.800% Series E Cumulative Redeemable Preferred Stock(2)	1,610,000	40,250	1.6%
7.500% Series F Cumulative Redeemable Preferred Stock(2)	3,450,000	86,250	3.3%
Common Units Outstanding(3)	3,716,893	176,515	6.9%
Common Shares Outstanding(3)	28,899,939	1,372,458	53.4%

Total Equity		$1,750,473	68.1%

TOTAL MARKET CAPITALIZATION		$2,568,890	100.0%

(1)	Value based on $50.00 per share liquidation preference.

(2)	Value based on $25.00 per share liquidation preference.

(3)	Value based on closing share price of $47.49 at June 30, 2005.

Kilroy Realty Corporation

Second Quarter 2005 Supplemental Financial Report

Debt Analysis

At June 30, 2005

($ in thousands)

TOTAL DEBT COMPOSITION

		Weighted Average
	% of Total Debt	Interest Rate	Maturity
Secured vs. Unsecured Debt:
Secured Debt	59.9%	5.8%	5.1
Unsecured Debt	40.1%	5.0%	4.5
Floating vs. Fixed Rate Debt:
Fixed Rate Debt(1)	81.6%	5.8%	5.4
Floating Rate Debt	18.4%	4.4%	2.7

Total Debt		5.5%	4.9

Total Debt Including Loan Fees		5.8%

UNSECURED LINE OF CREDIT

Total Line	Outstanding Balance	Expiration Date
$425,000	$184,000	October 2007

CAPITALIZED INTEREST & LOAN FEES

Quarter-to-Date	Year-to-Date
$2.2	$4.3

(1)	Includes the impact of the interest-rate swap agreements listed on page 27.

Kilroy Realty Corporation

Second Quarter 2005 Supplemental Financial Report

Debt Analysis

At June 30, 2005

($ in thousands)

DEBT MATURITY SCHEDULE

Floating/ Fixed Rate	Effective Rate	Maturity Date		Remaining 2005	2006	2007	2008	2009	After 2009	Total

Unsecured Debt:
Floating	4.43%	10/22/2007	(1)			$184,000				$184,000
Fixed	5.72%	8/4/2010							61,000	61,000
Fixed	6.45%	8/4/2014							83,000	83,000

						184,000			144,000	328,000

Secured Debt:
Fixed	8.45%	12/1/2005		10,016						10,016
Floating	4.23%	7/1/2008	(2)				35,500			35,500
Floating	4.32%	1/1/2009						31,000		31,000
Fixed	6.51%	8/12/2007		118	248	17,049				17,415
Fixed	7.21%	8/12/2007		83	178	4,326				4,587
Fixed	3.80%	8/1/2008		772	1,588	1,650	73,401			77,411
Fixed	7.20%	4/1/2009		1,071	2,256	2,423	2,604	75,475		83,829
Fixed	6.70%	12/27/2011		528	1,112	1,189	1,271	1,359	71,433	76,892
Fixed	5.57%	8/1/2012		555	1,160	1,226	1,297	1,370	74,498	80,106
Fixed	4.95%	8/1/2012		258	536	563	592	622	31,094	33,665
Fixed	8.21%	11/1/2008		346	736	799	750			2,631
Fixed	8.43%	6/1/2009		473	1,007	1,095	1,191	608		4,374
Fixed	8.13%	11/1/2014		230	489	530	575	623	6,789	9,236
Fixed	7.15%	5/1/2017		643	1,359	1,459	1,567	1,683	17,044	23,755

	5.55%			15,093	10,669	32,309	118,748	112,740	200,858	490,417

Effect of SWAPS	-0.06%

Total	5.49%			$15,093	$10,669	$216,309	$118,748	$112,740	$344,858	$818,417

HEDGING INSTRUMENTS

Notional Amount	Instrument	Rate	Expiration Date
$50,000	Swap	2.57%	11/2005
25,000	Swap	2.98%	12/2006
25,000	Swap	2.98%	12/2006

$100,000

(1)	The maturity date does not reflect the one-year extension option.
(2)	The maturity date does not reflect the two one-year extension options.

Kilroy Realty Corporation

Second Quarter 2005 Supplemental Financial Report

Management Statements on Non-GAAP Supplemental Measures

Included in this section are management’s statements regarding certain non-GAAP financial measures provided in this supplemental financial report and, with respect to Funds From Operations (“FFO”), in the Company’s earnings release on July 25, 2005, and the reasons why management believes that these measures provide useful information to investors about the Company’s financial condition and results of operations.

Net Operating Income:

Management believes that Net Operating Income (“NOI”) is a useful supplemental measure of the Company’s operating performance. The Company defines NOI as operating revenues (rental income, tenant reimbursements and other income) less property and related expenses (property expenses, real estate taxes, provision for bad debts and ground leases). Other real estate investment trusts (“REITs”) may use different methodologies for calculating NOI, and accordingly, the Company’s NOI may not be comparable to other REITs.

Because NOI excludes general and administrative expenses, interest expense, depreciation and amortization, gains and losses from property dispositions, discontinued operations, and extraordinary items, it provides a performance measure that, when compared year over year, reflects the revenues and expenses directly associated with owning and operating commercial real estate and the impact to operations from trends in occupancy rates, rental rates, and operating costs, providing a perspective on operations not immediately apparent from net income. The Company uses NOI to evaluate its operating performance on a segment basis since NOI allows the Company to evaluate the impact that factors such as occupancy levels, lease structure, rental rates, and tenant base, which vary by segment type, have on the Company’s results, margins and returns. In addition, management believes that NOI provides useful information to the investment community about the Company’s financial and operating performance when compared to other REITs since NOI is generally recognized as a standard measure of performance in the real estate industry.

However, NOI should not be viewed as an alternative measure of the Company’s financial performance since it does not reflect general and administrative expenses, interest expense, depreciation and amortization costs, the level of capital expenditures and leasing costs necessary to maintain the operating performance of the Company’s properties, or trends in development and construction activities which are significant economic costs and activities that could materially impact the Company’s results from operations.

Same Store Net Operating Income:

Management believes that Same Store NOI is a useful supplemental measure of the Company’s operating performance. Same Store NOI represents the NOI for the stabilized properties that were operational for two comparable reporting periods. Because Same Store NOI excludes the change in NOI from properties developed, redeveloped, acquired and disposed of, it highlights operating trends such as occupancy levels, rental rates and operating costs on properties that were operational for two comparable periods. Other REITs may use different methodologies for calculating Same Store NOI, and accordingly, the Company’s Same Store NOI may not be comparable to other REITs.

However, Same Store NOI should not be viewed as an alternative measure of the Company’s financial performance since it does not reflect the operations of the Company’s entire portfolio, nor does it reflect the impact of general and administrative expenses, interest expense, depreciation and amortization costs, the level of capital expenditures and leasing costs necessary to maintain the operating performance of the Company’s properties, or trends in development and construction activities which are significant economic costs and activities that could materially impact the Company’s results from operations.

Kilroy Realty Corporation

Second Quarter 2005 Supplemental Financial Report

Management Statements on Non-GAAP Supplemental Measures

EBITDA:

Management believes that earnings before interest, depreciation, amortization, minority interests and impairment loss (“EBITDA”) is a useful supplemental measure of the Company’s operating performance. When considered with other GAAP measures and FFO, management believes EBITDA gives the investment community a more complete understanding of the Company’s operating results before the impact of investing and financing transactions and facilitates comparisons with competitors. Management also believes it is appropriate to present EBITDA as it is used in several of the Company’s financial covenants for both its secured and unsecured debt. However, EBITDA should not be viewed as an alternative measure of the Company’s operating performance since it excludes financing costs as well as depreciation and amortization costs which are significant economic costs that could materially impact the Company’s results of operations and liquidity. Other REITs may use different methodologies for calculating EBITDA and, accordingly, the Company’s EBITDA may not be comparable to other REITs.

Funds From Operations:

Management believes that FFO is a useful supplemental measure of the Company’s operating performance. The Company computes FFO in accordance with the White Paper on FFO approved by the Board of Governors of the National Association of Real Estate Investment Trusts (“NAREIT”). The White Paper defines FFO as net income or loss computed in accordance with GAAP, excluding extraordinary items, as defined by GAAP, and gains and losses from sales of depreciable operating property, plus real estate related depreciation and amortization (excluding amortization of deferred financing costs and depreciation of non-real estate assets), and after adjustment for unconsolidated partnerships and joint ventures. Other REITs may use different methodologies for calculating FFO and, accordingly, the Company’s FFO may not be comparable to other REITs.

Because FFO excludes depreciation and amortization, gains and losses from property dispositions, and extraordinary items, it provides a performance measure that, when compared year over year, reflects the impact to operations from trends in occupancy rates, rental rates, operating costs, development activities, general and administrative expenses, and interest costs, providing perspective on operating performance not immediately apparent from net income. In addition, management believes that FFO provides useful information to the investment community about the Company’s operating performance when compared to other REITs since FFO is generally recognized as the industry standard for reporting the operations of REITs.

However, FFO should not be viewed as an alternative measure of the Company’s operating performance since it does not reflect either depreciation and amortization costs or the level of capital expenditures and leasing costs necessary to maintain the operating performance of the Company’s properties, which are significant economic costs that could materially impact the Company’s results of operations.

Funds Available for Distribution:

Management believes that Funds Available for Distribution (“FAD”) is a useful supplemental measure of the Company’s liquidity. The Company computes FAD by adding to FFO the non-cash amortization of deferred financing costs and restricted stock compensation, the original issuance costs of redeemed preferred units, and the impairment loss on property held for sale, and then subtracting tenant improvements, leasing commissions, and recurring capital expenditures, and eliminating the net effect of straight-line rents and above (below) market rents for acquisition properties. FAD provides an additional perspective on the Company’s ability to fund cash needs and make distributions to shareholders by adjusting for the effect of these non-cash items included in FFO, as well as recurring capital expenditures and leasing costs. Management also believes that FAD provides useful information to the investment community about the Company’s financial position as compared to other REITs since FAD is a liquidity measure used by other REITs. However, other REITs may use different methodologies for calculating FAD and, accordingly, the Company’s FAD may not be comparable to other REITs.

Kilroy Realty Corporation

Second Quarter 2005 Supplemental Financial Report

Reconciliation of Same Store Net Operating Income to Net Income

(unaudited, $ in thousands)

	Three Months Ended June 30,
	2005	2004
Same Store Cash Net Operating Income	$37,948	$35,955
Adjustment:
GAAP Straight Line Rental Income	1,656	2,114

Same Store GAAP Net Operating Income (1)	39,604	38,069
Adjustment:
Non-Same Store GAAP Net Operating Income	5,143	3,087

Net Operating Income, as defined (1)	44,747	41,156
Adjustments:
Net Operating Income, as defined, from discontinued operations	48	(1,219)
Other Expenses:
General and administrative expenses	(16,790)	(5,250)
Interest expense	(9,568)	(9,148)
Depreciation and amortization	(16,294)	(14,140)
Other Income:
Interest and other income	54	78

Income from Continuing Operations	2,197	11,477
Minority interests	(1,191)	(3,482)
(Loss) income from discontinued operations	(70)	644
Preferred dividends	(2,402)	(785)

Net (Loss) Income Available for Common Shareholders	$(1,466)	$7,854

(1)	Please refer to page 28 for Management Statements on Net Operating Income and Same Store Net Operating Income.

Kilroy Realty Corporation

Second Quarter 2005 Supplemental Financial Report

Reconciliation of EBITDA to Net Income

(unaudited, $ in thousands)

	Three Months Ended June 30,
	2005	2004
Net Income Available for Common Shareholders	$(1,466)	$7,854
Preferred dividends	2,402	785
Adjustments for Continuing Operations:
Interest expense	9,568	9,148
Depreciation and amortization	16,294	14,140
Distributions on Cumulative Redeemable Preferred units	1,397	2,437
Minority interest in (loss) earnings of Operating Partnership	(206)	1,045
Adjustments for Discontinued Operations:
Interest expense	—	—
Depreciation and amortization	47	418
Net gain on disposition of discontinued operations	—	64
Minority interest in (loss) earnings of Operating Partnership	(25)	93

EBITDA Before Minority Interests (1)	$28,011	$35,984

(1)	Please refer to page 29 for a Management Statement on EBITDA before minority interests.

Kilroy Realty Corporation

Second Quarter 2005 Supplemental Financial Report

Reconciliation of Funds Available for Distribution to GAAP Net Cash Provided by Operating Activities

(unaudited, $ in thousands)

	Three Months Ended June 30,		Six Months Ended June 30,
	2005	2004	2005	2004
Funds Available for Distribution (1)	$8,821	$17,118	$25,870	$34,280
Adjustments:
Tenant improvements, leasing commissions and recurring capital expenditures	4,065	5,644	9,240	9,382
Depreciation for furniture, fixtures and equipment	217	228	437	454
Accrued preferred dividends	2,402	785	4,804	1,570
Provision for uncollectible tenant receivables	(92)	61	630	38
Changes in assets and liabilities (2)	11,613	256	8,306	(2,840)

GAAP Net Cash Provided by Operating Activities	$27,026	$24,092	$49,287	$42,884

(1)	Please refer to page 29 for a Management Statement on Funds Available for Distribution.

(2)	Includes changes in the following assets and liabilities and miscellaneous other adjustments: current receivables; deferred leasing costs; prepaid expenses and other assets; accounts payable, accrued expenses and other liabilities; rents received in advance, security deposits, and deferred revenue; accrued distributions to Cumulative Redeemable Preferred unitholders; and other.